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                                                                 ARTHUR ANDERSEN



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-39620 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.

Hartford, Connecticut                                    /s/ Arthur Andersen LLP
September 12, 2000